NOTE PURCHASE AGREEMENT

iCAD, Inc.
4 Townsend West, Suite 17
Nashua, NH 03603

Gentlemen:

This Agreement, dated June 19, 2006, sets forth the agreement of iCAD, Inc. (the "Company") and Kenneth Ferry, the Company's Chief Executive Officer, (the "Purchaser") with respect to the purchase by the Purchaser from the Company of an aggregate of $300,000 principal amount of a 7% Convertible Note of the Company to be due June 20, 2008 ("Note") at a purchase price of $300,000.

1. The Company hereby agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the principal amount of the Note, the form of which is attached hereto as **Exhibit A** .

2. In order to induce the Company to sell the Note hereunder, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

(i) The Purchaser is an "accredited investor" within the meaning of Rule 501 of the Securities Act of 1933, as amended (the "Act").

(ii) The Purchaser understands that he may be required to hold the Note and any shares of the Company's common stock issuable upon conversion of the Note (the "Conversion Shares") for an indefinite period and acknowledges that he can bear the loss of his entire investment in the Note and Conversion Shares.

(iii) The Purchaser has such knowledge and expertise in financial and business matters that the Purchaser is capable of evaluating the merits and risks involved in an investment in the Note.

(iv) The Purchaser has full power and authority to execute and deliver this Agreement and to perform the obligations of the Purchaser hereunder, and this agreement is a legally binding obligation of the Purchaser in accordance with its terms.

(v) The Purchaser is purchasing the Note for investment and understands and agrees that the Note and the Conversion Shares have not been registered under the Act , or the securities laws of any state, based upon applicable exemptions from such registration requirements; (B) the Note and the Conversion Shares are "restricted securities," as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) the Note and the Conversion Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with

respect to said resale or transfer; (D) a legend to the foregoing effect may be placed on the certificate or certificates representing the Note and the Conversion Shares; (E) stop transfer instructions with respect to the Conversion Shares will be placed with the transfer agent, if any, for the Conversion Shares, (F) the Company has not granted the Purchaser any registration rights with respect to the Note or the Conversion Shares and (G) if requested by the Company upon conversion of the Note, the registered holder of the Note may be required to execute and deliver to the Company an additional instrument, in form satisfactory to the Company, representing that the Conversion Shares are being acquired for investment and not with a view to distribution within the meaning of the Act.

* * *

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

* * *

3. Company Representations and Warranties. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

(i) The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the state of its incorporation.

(ii) This Agreement and the Note have been duly and validly authorized by the Company. This Agreement and the Note constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(iii) The Company has all corporate power and authority to enter into this Agreement and the Note to carry out the provisions and conditions hereof and thereof.

(iv) The foregoing representations, warranties and agreements shall survive the execution and delivery of this Agreement and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Note.

4. The Purchaser understands that, in addition to the risks relating to the Company set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and other periodic reports filed by the Company with the Securities and Exchange Commission since January 1, 2006, copies of which have been reviewed by the Purchaser, an investment in the Note is subject to the following additional risks:

- the offering price and other terms of the Note do not necessarily bear any relationship to the value of the Company's assets, its net worth, the results of operations the price paid by the Company's principal equity holders for their common equity or any other established criteria of value.

- the Company may not be able to meet its obligations relating to the Note.

5. Notwithstanding any other terms contained in the Note to the contrary, the Purchaser agrees that he will not convert any principal amount or accrued and unpaid interest outstanding under the Note into shares of the Company's common stock that would exceed the number of shares of the Company's common stock then available for issuance defined as the authorized shares of the Company's common stock less issued and outstanding common shares less any reserved shares for outstanding convertible preferred stock, non-employee warrants and non-employee stock options.

6. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

7. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware , without giving effect to conflicts of law principles.

9. This Agreement may only be modified by a written instrument executed by the Purchaser and the Company.

10. Unless the context otherwise requires, all personal pronouns used in this Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

11. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as provided in the Note.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

COMPANY:

iCAD, INC.

By: [signature]

Name: Annette Heroux

Title: CFO

Address: 4 Townsend West, Suite 17
Nashua, NH 03063

PURCHASER:

[signature]

Kenneth Ferry

EXHIBIT A

THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), PURSUANT TO SECTION 4(2) OF SAID ACT AND NOT WITH A VIEW TO OR IN CONNECTION WITH THE DISTRIBUTION THEREOF. NEITHER THIS NOTE NOR THE SECURITIES ISSUED UPON CONVERSION HEREOF MAY BE OFFERED FOR SALE OR SOLD OR OTHERWISE DISPOSED OF EXCEPT UPON COMPLIANCE WITH THE ACT.

iCAD, INC.

7% CONVERTIBLE NOTE

June 20, 2006

FOR VALUE RECEIVED, the undersigned, iCAD, INC., a Delaware corporation, with its principal place of business at 4 Townsend West, Suite 17, Nashua, New Hampshire 03063 (the "Borrower" or "Company"), promises to pay to the order of Kenneth Ferry, with a residence or principal place of business at 4 Townsend West, Suite 17, Nashua, New Hampshire 03063 or his designee (the "Payee"), at such residence or place of business or such other place as the Payee shall hereafter specify in writing to the Borrower, in such currency of the United States of America as shall be legal tender for payment of public and private debts, the principal sum of Three-Hundred Thousand Dollars ($300,000.00), such amount to be due and payable on June 20, 2008 (the "Maturity Date").

Interest on the unpaid principal balance of this Note from the date hereof shall be payable on the Maturity Date at the rate of 7% per annum. Interest shall be calculated and charged daily on the basis of a 360 day banking year on the unpaid principal balance outstanding from time to time.

This Note is issued subject to the following additional terms and conditions:

I. Conversion.

A. The Payee shall have the right at his option, by delivering 5 days' written notice to the Borrower at its principal executive office together with this Note, to convert into shares of restricted common stock of the Borrower (the "Common Stock"), any unpaid principal balance of this Note together with accrued and unpaid interest thereon. The number of shares of Common Stock to be issued upon any such conversion shall equal to the largest whole number determined by dividing the total amount of any unpaid principal balance hereof and any accrued and unpaid interest thereon by $1.50. The notice shall specify the number of shares of Common Stock to be acquired, the principal amount, and interest, if any, (as calculated by the Payee) and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The conversion will be deemed to have occurred upon the date of such delivery and the person entitled to receive share certificates for Common Stock shall be regarded for all corporate purposes from and after such date as the record holder of the number of shares to which it is entitled upon the conversion. The Borrower may rely on record ownership of this Note for all corporate purposes, notwithstanding any contrary notice.

B. No fractional shares shall be issued upon conversion of this Note.

C. As promptly as practical after the surrender as herein provided, the Company shall deliver or cause to be delivered at its office or agency maintained for that purpose, to the Payee of the Note, certificates representing the number of fully paid and nonassessable shares of Common Stock of the Company into which this Note is to be converted. The obligation of the Company to deliver the certificates is subject to receipt by the Company of such documents from the Payee or other holder of this Note, as the Company may reasonably request in order to satisfy applicable federal and state securities laws and the regulations of any securities exchange or national securities association on which the Common Stock is then listed for trading.

II. Reserved Shares.

A. The Company covenants and agrees that the shares of its Common Stock delivered upon conversion of this Note shall, at the time of delivery of the certificates for such shares of Common Stock, be validly issued and outstanding and fully paid and nonassessable shares of Common Stock. The Company further covenants and agrees that it will pay when due and payable any and all Federal and state original issue taxes which may be payable in respect of the issue of this Note or any shares of Common Stock upon the conversion of this Note. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of this Note or the issuance or delivery of certificates for Common Stock upon the conversion of this Note, all such tax being payable by the Payee of this Note at the time of surrender.

B. Each person in whose name any securities are issuable upon the conversion of this Note shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon

which the Note was duly surrendered and notice of conversion was given; provided, however, that if the date of such surrender and notice is a date upon which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares of Common Stock, and such certificates shall be dated, the next prior business day on which the stock transfer books of the Company are open.

III. Prepayment.

The Borrower may at any time, without penalty, upon 20 days' written notice to the Payee, prepay the unpaid principal balance and any accrued but unpaid interest hereof, subject to the Payee's rights as set forth herein to require the Borrower to transfer to the Payee, or his designee, shares of Common Stock in full satisfaction of the unpaid balance and unpaid interest thereon.

IV. Default.

"Event of Default" whenever used herein means any one of the following events:

A. Default in payment under this Note of: (i) any installment of interest when it becomes due and the continuance of such default for a period of thirty (30) days after receipt of written notice to the Company of such default, or (ii) the principal when it becomes due.

B. The entry of a decree or an order by any court having jurisdiction in the premises adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee (or similar official) of the Company or any substantial part of its property, and the continuance of such decree or order in effect for a period of ten (10) consecutive days; or

C. The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer to consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of any receiver, liquidator, assignee, trustee (or similar official) for the Company or any substantial part of its property, or the making by it of any assignment for the benefit of creditors.

In case of the occurrence of an Event of Default the entire unpaid principal amount of the Note together with any interest then unpaid may immediately be declared due and payable at the option of the Payee thereof without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived. In such case, any such Payee may proceed to protect and enforce its rights by a suit in equity, action at law, or other appropriate proceedings.

In the event that an Event of Default, as defined above, necessitates legal action, the Company agrees to pay all costs and expenses thereof, including reasonable attorneys' fees and costs of suit.

V. Limitations.

No holder of this Note shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the conversion hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Note, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive dividends or subscriptions rights or otherwise until the Note shall have been converted and the Common Stock issuable upon the conversion hereof shall have become deliverable as provided herein.

VI. General.

1. Successors and Assigns. This Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and assigns.

2. Changes. Changes in or additions to this Note may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), only upon written consent of the Company and the Payee.

3. Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the Payee at their respective addresses:

If to the Payee:

as set forth in the records of the Company.

If to the Company:

4 Townsend West, Suite 17
Nashua, New Hampshire 03063
Attention: Annette Heroux

4. Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the State of New Hampshire shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday, and in the case of a principal payment, interest shall continue to accrue on the amount of such payment until the same has been made to Payee.

5. Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

6. Adjustments to Conversion Rate. Notwithstanding anything herein to the contrary, any stock split, dividend, or similar division of shares of Common Stock or combination or reverse split of the Common Stock, or if shares of Common Stock changed into the same or a different number of type of securities whether by capital reorganization, reclassification or otherwise, then the number of shares of Common Stock to be issued upon conversion of this Note as provided above, shall be equitably adjusted by the Borrower to a new number of shares of Common Stock, proportionately reduced in the event of a combination or reverse split or increased in the event of a stock split or subdivision, or other securities to preserve the rights of the Borrower and the Payee.

7. Miscellaneous.

The Borrower agrees to pay on demand all reasonable out-of-pocket costs of collection hereunder, including reasonable attorneys' fees.

No waiver of any right, privilege or remedy or any amendment to this Note shall be effective unless made in writing and signed by the Borrower and the Payee. The acceptance by the Payee of any payment after any default shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the Payee hereunder. All rights and remedies of the Payee, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently.

The Borrower hereby waives, to the fullest extent permitted by law, presentment, notice, protest and all other demands and notices of any description and assents to any extension of the time of payment or any other indulgence.

IN WITNESS WHEREOF, this Note has been executed and delivered on the date first above written by the duly authorized representative of the Company.

iCAD, INC.

By: Annette Heroux
Name: Annette Heroux
Title: CFO